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                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                                   ALL RECORDS

1.   RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

                                                                          % OF
                                                                         MORTGAGE
                                                            AGGREGATE     POOL BY    WEIGHTED               WEIGHTED
                                                             CUT-OFF     AGGREGATE   AVERAGE     WEIGHTED   AVERAGE
                                                 NUMBER       DATE        CUT-OFF     GROSS      AVERAGE    ORIGINAL    WEIGHTED
                                                   OF       PRINCIPAL      DATE      INTEREST   REMAINING   COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS           MORTGAGE     BALANCE     PRINCIPAL     RATE       TERM        LTV        FICO
(%)                                               LOANS        ($)        BALANCE       (%)     (MONTHS)      (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------------

<= 30.00                                        21         1,882,189     0.32       6.644         320      24.75       638.1
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                      12         1,214,569     0.21       7.231         332      32.26       622.9
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                      18         2,146,370     0.37       7.653         329      37.65       607.6
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                      27         4,090,581     0.70       7.128         338      42.50       615.6
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                      47         7,142,285     1.22       7.244         338      47.59       631.4
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                      55         7,202,438     1.23       7.089         344      53.20       619.6
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                      94        16,911,897     2.89       7.103         346      58.14       632.9
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                     134        23,323,106     3.98       7.348         350      63.39       608.5
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                     213        36,126,726     6.17       7.496         349      68.85       604.2
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                     252        43,653,021     7.45       7.529         352      74.08       599.6
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                   1,166       219,486,237    37.46       6.991         353      79.77       649.4
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                     370        63,977,270    10.92       7.756         353      84.47       612.0
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                     523        92,737,999    15.83       7.790         354      89.72       627.5
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                     226        40,479,411     6.91       7.841         351      94.71       644.2
--------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                    420        25,593,687     4.37       9.456         278      99.95       663.1
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          3,578       585,967,785   100.00       7.463         349      79.99       632.4
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 13.10
Maximum: 100.00
Weighted Average: 79.99

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